J.P. Morgan Conference March 11, 2025

2 Cautionary statement regarding forward-looking statements This Investor Update presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, and include statements about, the Company’s current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, statements related to (i) the Company’s plans and expectations with respect to boosting revenues, driving efficiency, reducing costs, and accelerating return targets; (ii) the Company’s plans and expectations with respect to capacity; (iii) the Company's financial and operational outlook, expectations, goals, plans, strategies, targets, and projected results of operations, including with respect to its initiatives, and including factors and assumptions underlying the Company's expectations and projections; (iv) the Company's expectations with respect to fuel costs and fuel hedging, and the Company's related management of risks associated with changing jet fuel prices, including factors underlying the Company's expectations; (v) the Company’s plans and expectations with respect to assigned and premium seating; (vi) the Company’s expectations with respect to its co-brand credit card agreement; (vii) the Company’s plans and expectations with airline partnerships, (viii) the Company’s network plans and expectations, including with respect to red-eye flying and turn times; (ix) the Company’s plans and expectations with respect to shareholder returns; (x) the Company’s plans and expectations with respect to cost savings initiatives, including with respect to timing and amounts; (xi) the Company’s plans and expectations for new revenue initiatives, including with respect to bag fees, better optimization of the Company’s loyalty program, expiration of flight credits, fare levels, and expanded distribution to online travel agencies; (xii) the Company’s expectations with respect to Passenger demand; and (xiii) the Company’s other initiatives, strategic priorities, goals, opportunities, and focus areas. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary from those expressed in or indicated by them. Factors include, among others, (i) the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), consumer perception, economic conditions, banking conditions, fears or actual acts of terrorism or war, sociodemographic trends, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (ii) the Company's ability to timely and effectively implement, transition, operate, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives, including with respect to revenue management and assigned and premium seating; (iii) the Company’s ability to obtain and maintain adequate infrastructure and equipment to support its operations and initiatives; (iv) the impact of fuel price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company's fuel hedging strategies and positions, on the Company's business plans and results of operations; (v) the Company's dependence on The Boeing Company (“Boeing”) and Boeing suppliers with respect to the Company's aircraft deliveries, Boeing MAX 7 aircraft certifications, fleet and capacity plans, operations, maintenance, strategies, and goals; (vi) the Company's dependence on the Federal Aviation Administration with respect to safety approvals for the new cabin layout and the certification of the Boeing MAX 7 aircraft; (vii) the Company's dependence on other third parties, in particular with respect to its technology plans, its plans and expectations related to revenue management, online travel agencies, operational reliability, fuel supply, maintenance, Global Distribution Systems, environmental sustainability, and the impact on the Company's operations and results of operations of any third party delays or nonperformance; (viii) the Company’s ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (ix) the impact of labor matters on the Company's business decisions, plans, strategies, and results; (x) the impact of governmental regulations and other governmental actions on the Company's business plans, results, and operations; (xi) the Company's dependence on its workforce, including its ability to employ and retain sufficient numbers of qualified Employees with appropriate skills and expertise to effectively and efficiently maintain its operations and execute the Company’s plans, strategies, and initiatives; (xii) the cost and effects of the actions of activist shareholders; and (xiii) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

3 Glossary of terms and acronyms Item Definition ASM An available seat mile, or one seat (empty or full) flown one mile. Also referred to as "capacity," which is a measure of the space available to carry passengers in a given period CASM-X The average cost to fly an aircraft seat (empty or full) one mile calculated as operating expenses, excluding fuel and oil expense, special items, and profit-sharing expense, divided by available seat miles. Also referred to as "unit costs", which is a measure of cost efficiencies EBIT A non-GAAP financial measure calculated as earnings before interest and taxes, excluding special items RASM A measure of operating revenue production based on the total available seat miles flown during a particular period calculated as operating revenue divided by available seat miles. Also referred to as "unit revenues" ROIC After-tax return on invested capital, excluding special items WACC Weighted average cost of capital Non-GAAP Financial Measures: For additional information on non-GAAP financial measures, including measures "excluding special items," please see "Note Regarding Use of Non-GAAP Financial Measures" in our earnings release included in the "Investor Relations--Financials--Quarterly Results" section of our website. Non-GAAP projections do not reflect the potential impact of fuel and oil expense, special items, and profit sharing because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods, especially considering the significant volatility of the fuel and oil expense line item. Accordingly, the Company believes a reconciliation of non- GAAP financial measures to the equivalent GAAP financial measures for these projected results is not meaningful or available without unreasonable effort. Economic fuel cost per gallon ("Fuel cost per gallon") included in this presentation includes fuel taxes, fuel hedging premium expense of $0.07 per gallon, and no cash settlements from fuel derivative contracts, and is based on the Company's existing fuel derivative contracts and market prices as of 03/04/2025. EBIT, excluding special items, included in this presentation (a) excludes annual average of $400M to $500M for fleet initiative over the three-year period from 2025 to 2027, (b) assumes profit sharing of 15%, and (c) assumes a fuel price of ~$2.33 per gallon in 2025 and 2026. 2026 is still roughly hedged at 2025 levels, while 2027 will see significant reductions in our hedging program.

Agenda First quarter 2025 guidance update Context on margin contraction Progress against prior initiatives New cost and revenue initiatives Impact of new initiatives on 2025 and 2026 Update on share repurchase Southwest is changing 4

5 Updated guidance Prior guidance ASMs, year-over-year Down ~2% Down 2% to 3% RASM, year-over-year Up 2% to 4% Up 5% to 7% CASM-X, year-over-year Up ~6% Up 7% to 9% Fuel cost per gallon $2.35 to $2.45 $2.50 to $2.60 Updated 1Q2025 guidance Note: See "Non-GAAP Financial Measures" for additional information

6 In recent years, Southwest has faced significant cost pressures New labor agreements for all workgroups Corporate overhead and cost structure increases Investments in information technology and operational reliability Staffing inefficiencies driven by aircraft delivery delays

7 Bag fees Flight credit expiration Basic economy Seat assignments Extra legroom seating Dynamic loyalty and ancillary pricing Airline partnerships Online travel agencies Competitors generated revenues that Southwest did not pursue

8 Significant progress made on previously announced initiatives Assigned seating & extra legroom Assigned seating and extra legroom on track for sale in 3Q2025 and operate in 1Q2026 Loyalty program Amended co-brand agreement with Chase that provides enhanced Cardmember benefits and supports multi-year financial targets Airline partnerships Launched interline agreement with Icelandair last month and working on additional airline partnerships Turn time Reduced turn time now in place at 14 airports Launched 24-hour operations with first redeye flights last month24-hour operations Fleet strategy Completed short-term sale-leaseback transaction for 36 737-800 aircraft Share buybacks Repurchased $1.0B against $2.5B announced share buyback

Accelerated cost plan doubles 2027 target to more than ~$1B1 1. Excludes profit sharing of 15% Current target 2025 $150M Current target 2026 $785M Current target Investor Day target $500M 2027 $1,045M +$545M +109% Examples include: • Corporate overhead reduction implemented • Ground operations optimization • Airports space and rents rationalization • Procurement efficiency • Technology cost optimization • Fuel hedging program discontinuation Implied Investor Day target Implied Investor Day target $370M $300M +$220M +147% +$485M +162% 9

Significant new revenue initiatives are underway

1 Changing policy on bag fees

- Introducing bag fees for most fare products
- Incentivizes co-brand card adoption
- First bag free for tier Customers and co-brand Cardmembers

2 Further optimizing loyalty program

- Better aligning earn rates to fare paid
- Dynamic optimization of redemption rates on both low and high demand flights

3 Flight credits will now expire

- Today, flight credits do not expire
- Beginning this spring, flight credits will expire in one year or earlier, depending on fare type

4 Introducing basic economy

- Product offering matched to fare level
- Incentivizes fare buy-up

5 Expanding distribution to online travel agencies (OTAs)

- Expedia launched February 26, 2025
- Negotiated cost-effective economics
- Plan to add other OTAs, if cost effective

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Investor Day initiative target 11 Initiatives underway are expected to materially accelerate and increase EBIT contribution in 2025 and 2026 $1.8B $4.3B Current initiative target Investor Day initiative target Current initiative target$1.0B $2.6B 2025 2026 +$0.8B +80% +$1.7B +65% Note: See "Non-GAAP Financial Measures" for more information. Excludes annual average of $400M to $500M for fleet initiative over the three-year period from 2025 to 2027.

ROIC guideEBIT guide 12 2025 and 2026 EBIT; 2027 ROIC target of ≥15% expected in 2026 ~$1.7B 2025 ~$3.8B 2026 >WACC 2025 ≥15% 2026 Note: See "Non-GAAP Financial Measures" for more information. Excludes annual average of $400M to $500M for fleet initiative over the three-year period from 2025 to 2027.

We are accelerating our $2.5B share buyback program



4Q2024 Earnings
$250M
$750M
$1.5B
Today
$250M
$750M
$1.5B
Expected to be completed in July 2025
3Q2024
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

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Southwest is changing, rapidly Flight credit expiration Assigned seating and extra legroom Loyalty program optimization Online travel agency participation Amended Chase co-brand agreement Accelerated and increased cost reduction targets Streamlining of corporate overhead Fuel hedging program discontinued $2.5B share repurchase complete in July 2025 Bag fees Adding basic economy product 14